Exhibit 99.1

(NYSE Listed: PPO) Fourth Quarter 2011 Supplemental Financial Information

2 These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement

3 Fourth Quarter Results (1) (1) The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A and C for reconciliation from GAAP results to adjusted results. (2) Amounts previously reported for the Adjusted results for the three months ended January 1, 2011 have been conformed to the current year presentation. (unaudited) (in millions, except net income per share) Adjusted Adjusted December 31, January 1, 2011 2011 (2) Net sales 191.0 $ 169.5 $ Cost of goods sold 112.6 98.4 Gross profit 78.4 71.1 Gross profit margin 41.0% 41.9% Selling, general and administrative expenses 29.9 29.6 Operating income 48.5 41.5 Operating income margin 25.4% 24.5% Interest expense and other, net 8.5 11.2 Income before income taxes 40.0 30.3 Income taxes 12.4 10.4 Net income 27.6 $ 19.9 $ Net income per share - diluted 0.58 $ 0.43 $ Weighted average shares outstanding - diluted 47.2 46.2 Three Months Ended

4 Full Year Results (1) (1) The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B and D for reconciliation from GAAP results to adjusted results. (2) Amounts previously reported for the Adjusted results for the year ended January 1, 2011 have been conformed to the current year presentation. (unaudited) (in millions, except net income per share) Adjusted Adjusted December 31, January 1, 2011 2011 (2) Net sales 763.1 $ 616.6 $ Cost of goods sold 440.9 368.6 Gross profit 322.2 248.0 Gross profit margin 42.2% 40.2% Selling, general and administrative expenses 122.8 111.4 Operating income 199.4 136.6 Operating income margin 26.1% 22.2% Interest expense and other, net 34.3 46.3 Income before income taxes 165.1 90.3 Income taxes 54.8 27.6 Net income 110.3 $ 62.7 $ Net income per share - diluted 2.34 $ 1.37 $ Weighted average shares outstanding - diluted 47.1 45.7 Year Ended

5 Segment Results (1) See Exhibit F for a reconciliation of Segment Operating Income to Income Before Income Taxes. (unaudited, in millions) Sales December 31, 2011 January 1, 2011 Change December 31, 2011 January 1, 2011 Change Energy storage Electronics and EDVs 52.0 $ 33.9 $ 53.4% 201.0 $ 131.0 $ 53.4% Transportation and industrial 90.5 89.6 1.0% 371.9 314.7 18.2% Total 142.5 123.5 15.4% 572.9 445.7 28.5% Separations media Healthcare 32.0 30.0 6.7% 120.4 107.4 12.1% Filtration and specialty 16.5 16.0 3.1% 69.8 63.5 9.9% Total 48.5 46.0 5.4% 190.2 170.9 11.3% Total 191.0 $ 169.5 $ 12.7% 763.1 $ 616.6 $ 23.8% Segment Operating Income (1) Electronics and EDVs - $ 22.4 $ 15.4 $ 45.5% 91.1 $ 51.4 $ 77.2% % sales 43.1% 45.4% 45.3% 39.2% Transportation and industrial - $ 22.5 23.9 (5.9%) 96.1 79.1 21.5% % sales 24.9% 26.7% 25.8% 25.1% Separations media - $ 13.6 13.6 0.0% 54.7 50.7 7.9% % sales 28.0% 29.6% 28.8% 29.7% Corporate and other - $ (10.0) (11.4) 12.3% (42.5) (44.6) 4.7% % sales (5.2%) (6.7%) (5.6%) (7.2%) Segment operating income 48.5 $ 41.5 $ 16.9% 199.4 $ 136.6 $ 46.0% Segment operating income % 25.4% 24.5% 26.1% 22.2% Three Months Ended Year Ended

6 EXHIBITS

7 Exhibit A Fourth Quarter 2011 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 191.0 $ - $ 191.0 $ Cost of goods sold 112.8 (0.2) a 112.6 Gross profit 78.2 0.2 78.4 Selling, general and administrative expenses 34.5 (4.6) b,c 29.9 Operating income 43.7 4.8 48.5 Other (income) expense: Interest expense, net 8.5 - 8.5 Foreign currency and other (2.4) 2.4 d - 6.1 2.4 8.5 Income before income taxes 37.6 2.4 40.0 Income taxes 11.2 1.2 e 12.4 Net income 26.4 $ 1.2 $ 27.6 $ Net income per share - diluted 0.56 $ 0.02 $ 0.58 $ Weighted average shares outstanding - diluted 47.2 47.2 Three Months Ended December 31, 2011

8 Exhibit B Full Year 2011 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 763.1 $ - $ 763.1 $ Cost of goods sold 441.0 (0.1) a,f 440.9 Gross profit 322.1 0.1 322.2 Selling, general and administrative expenses 132.6 (9.8) b,c 122.8 Operating income 189.5 9.9 199.4 Other (income) expense: Interest expense, net 34.4 - 34.4 Foreign currency and other (2.0) 1.9 d (0.1) 32.4 1.9 34.3 Income before income taxes 157.1 8.0 165.1 Income taxes 51.9 2.9 e 54.8 Net income 105.2 $ 5.1 $ 110.3 $ Net income per share - diluted 2.23 $ 0.11 $ 2.34 $ Weighted average shares outstanding - diluted 47.1 47.1 Year Ended December 31, 2011

9 Exhibit C Fourth Quarter 2010 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 169.5 $ - $ 169.5 $ Cost of goods sold 99.4 (1.0) a 98.4 Gross profit 70.1 1.0 71.1 Selling, general and administrative expenses 30.5 (0.9) b,c 29.6 Operating income 39.6 1.9 41.5 Other (income) expense: Interest expense, net 11.3 - 11.3 Foreign currency and other (0.6) 0.5 d (0.1) Costs related to purchase of 8.75% senior subordinated notes 2.3 (2.3) - 13.0 (1.8) 11.2 Income before income taxes 26.6 3.7 30.3 Income taxes 8.9 1.5 e 10.4 Net income 17.7 $ 2.2 $ 19.9 $ Net income per share - diluted 0.38 $ 0.05 $ 0.43 $ Weighted average shares outstanding - diluted 46.2 46.2 Three Months Ended January 1, 2011

10 Exhibit D Full Year 2010 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 616.6 $ - $ 616.6 $ Cost of goods sold 369.7 (1.1) a 368.6 Gross profit 246.9 1.1 248.0 Selling, general and administrative expenses 114.8 (3.4) b,c 111.4 Business restructuring (0.8) 0.8 - Operating income 132.9 3.7 136.6 Other (income) expense: Interest expense, net 46.7 - 46.7 Gain on sale of Italian subsidiary (3.3) 3.3 - Foreign currency and other (1.4) 1.0 d,f (0.4) Costs related to purchase of 8.75% senior subordinated notes 2.3 (2.3) - 44.3 2.0 46.3 Income before income taxes 88.6 1.7 90.3 Income taxes 25.0 2.6 e 27.6 Net income 63.6 $ (0.9) $ 62.7 $ Net income per share - diluted 1.39 $ (0.02) $ 1.37 $ Weighted average shares outstanding - diluted 45.7 45.7 Year Ended January 1, 2011

11 Exhibit E Description of adjustments a Loss on disposal of property, plant and equipment. b FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. c Stock-based compensation. d Foreign currency gain. e Impact of adjustments on income taxes. f Other non-cash or non-recurring charges.

12 Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) Three Months Ended Year Ended December 31, 2011 January 1, 2011 December 31, 2011 January 1, 2011 Operating income: Electronics and EDVs $ 22.4 $ 15.4 $ 91.1 $ 51.4 Transportation and industrial 22.5 23.9 96.1 79.1 Energy storage 44.9 39.3 187.2 130.5 Separations media 13.6 13.6 54.7 50.7 Corporate and other (10.0) (11.4) (42.5) (44.6) Segment operating income 48.5 41.5 199.4 136.6 Stock-based compensation 4.8 0.6 9.3 2.3 Business restructuring - - - (0.8) Non-recurring and other costs - 1.3 0.6 2.2 Total operating income 43.7 39.6 189.5 132.9 Reconciling items: Interest expense, net 8.5 11.3 34.4 46.7 Gain on sale of Italian subsidiary - - - (3.3) Foreign currency and other (2.4) (0.6) (2.0) (1.4) Costs related to purchase of 8.75% senior subordinated notes - 2.3 - 2.3 Income before income taxes $ 37.6 $ 26.6 $ 157.1 $ 88.6